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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): April 18, 2003

                             HIGH SPEED ACCESS CORP.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


           000-26153                                     61-1324009
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    (Commission File Number)               (I.R.S. Employer Identification No.)

9900 Corporate Campus Drive, Suite 3000
             Louisville, KY                               40223
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(Address of Principal Executive offices)                 (Zip Code)

                                 (502) 657-6340
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Filed herewith is the following:

               Exhibit No.        Description

                 99.2             Press Release dated April 18, 2003.


                                       1

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      HIGH SPEED ACCESS

Date: April 18, 2003                                  By: /s/ JOHN G. HUNDLEY
                                                          ----------------------
                                                          John G. Hundley
                                                          Secretary
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                                 EXHIBIT INDEX

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
               EXHIBIT NO.        DESCRIPTION
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

                 99.2             Press Release dated April 18, 2003.
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